                                                              EXHIBIT 10.7

                         COMMITMENT AND ACCEPTANCE

         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of October 8, 1997, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                           PRELIMINARY STATEMENTS

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 28, 1997, by and among U.S. Home Corporation, as Borrower, The First National Bank of Chicago, as Agent, and the Lenders that are parties thereto (as the same has been and may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

         Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $130,000,000.00 to $180,000,000.00. Such increase in the Aggregate Commitment is to become effective on October 9, 1997 (the "Increase Date"). In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and AmSouth Bank (the "Accepting Lender") hereby agree as follows:

         1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, the Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have all of the rights and obligations of a Lender thereunder, shall agree to be bound by the terms and provisions thereof and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. The Accepting Lender hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Accepting Lender and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance, (ii) agrees that it will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, and (vi) confirms that none of the funds, monies, assets or other consideration being used to make the Commitment hereunder are "plan assets" under ERISA.

         3. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that as of the date hereof and as of the Increase Date, no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default.

         4. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         5. NOTICES. For the purpose of notices to be given under the Credit Agreement, the address of the Accepting Lender (until notice of a change is delivered) shall be the address set forth in Schedule 1.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Commitment and Acceptance by their duly authorized officers as of the date first above written.

                           BORROWER:

                           U.S. HOME CORPORATION

                           By:    __________________________
                           Name:
                           Title:

                           AGENT:

                           THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent

                           By:   ___________________________
                           Name:
                           Title:

                           ACCEPTING LENDER:
Commitment:
                           AMSOUTH BANK

$15,000,000.00             By:   ___________________________
                           Name:
                           Title:

                         COMMITMENT AND ACCEPTANCE

         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of October 8, 1997, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                           PRELIMINARY STATEMENTS

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 28, 1997, by and among U.S. Home Corporation, as Borrower, The First National Bank of Chicago, as Agent, and the Lenders that are parties thereto (as the same has been and may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

         Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $130,000,000.00 to $180,000,000.00. Such increase in the Aggregate Commitment is to become effective on October 9, 1997 (the "Increase Date"). In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and The First National Bank of Chicago (the "Accepting Lender") hereby agree as follows:

         1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, the Commitment of the Accepting Lender under the Credit Agreement shall be increased from $30,000,000.00 to the amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default.

         3. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Commitment and Acceptance by their duly authorized officers as of the date first above written.

                           BORROWER:

                           U.S. HOME CORPORATION

                           By:      __________________________
                           Name: Thomas A. Napoli
                           Title: Vice President

                           AGENT:

                           THE FIRST NATIONAL BANK OF CHICAGO,
                             as Agent

                           By: ___________________________
                           Name: _________________________
                           Title: ________________________

                           ACCEPTING LENDER:
Commitment:
                           THE FIRST NATIONAL BANK OF CHICAGO

$40,000,000.00             By: ___________________________
                           Name: _________________________
                           Title: ________________________

                         COMMITMENT AND ACCEPTANCE


         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of October 8, 1997, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                           PRELIMINARY STATEMENTS

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 28, 1997, by and among U.S. Home Corporation, as Borrower, The First National Bank of Chicago, as Agent, and the Lenders that are parties thereto (as the same has been and may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

         Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $130,000,000.00 to $180,000,000.00. Such increase in the Aggregate Commitment is to become effective on October 9, 1997 (the "Increase Date"). In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and Comerica Bank (the "Accepting Lender") hereby agree as follows:

         1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, the Commitment of the Accepting Lender under the Credit Agreement shall be increased from $15,000,000.00 to the amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default.

         3. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Commitment and Acceptance by their duly authorized officers as of the date first above written.

                           BORROWER:

                           U.S. HOME CORPORATION

                           By:      __________________________
                           Name: Thomas A. Napoli
                           Title: Vice President

                           AGENT:
                           THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent

                           By: ___________________________
                           Name: _________________________
                           Title: ________________________

                           ACCEPTING LENDER:
Commitment:
                           COMERICA BANK

$25,000,000.00             By: ___________________________
                           Name: _________________________
                           Title: ________________________

                         COMMITMENT AND ACCEPTANCE

         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of October 8, 1997, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                           PRELIMINARY STATEMENTS

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 28, 1997, by and among U.S. Home Corporation, as Borrower, The First National Bank of Chicago, as Agent, and the Lenders that are parties thereto (as the same has been and may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

         Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $130,000,000.00 to $180,000,000.00. Such increase in the Aggregate Commitment is to become effective on October 9, 1997 (the "Increase Date"). In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and Guaranty Federal Bank, F.S.B. (the "Accepting Lender") hereby agree as follows:

         1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, the Commitment of the Accepting Lender under the Credit Agreement shall be increased from $30,000,000.00 to the amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default.

         3. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Commitment and Acceptance by their duly authorized officers as of the date first above written.

                           BORROWER:

                           U.S. HOME CORPORATION

                           By:      __________________________
                           Name: Thomas A. Napoli
                           Title: Vice President

                           AGENT:

                           THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent

                           By: ___________________________
                           Name: _________________________
                           Title: ________________________

                           ACCEPTING LENDER:
Commitment:
                           GUARANTY FEDERAL BANK, F.S.B.

$37,500,000.00             By: ___________________________
                           Name: _________________________
                           Title: ________________________

                        COMMITMENT AND ACCEPTANCE

         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of October 8, 1997, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                           PRELIMINARY STATEMENTS

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 28, 1997, by and among U.S. Home Corporation, as Borrower, The First National Bank of Chicago, as Agent, and the Lenders that are parties thereto (as the same has been and may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

         Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $130,000,000.00 to $180,000,000.00. Such increase in the Aggregate Commitment is to become effective on October 9, 1997 (the "Increase Date"). In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and Credit Lyonnais New York Branch (the "Accepting Lender") hereby agree as follows:

         1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, the Commitment of the Accepting Lender under the Credit Agreement shall be increased from $30,000,000.00 to the amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default.

         3. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Commitment and Acceptance by their duly authorized officers as of the date first above written.

                           BORROWER:

                           U.S. HOME CORPORATION

                           By:  __________________________
                           Name: Thomas A. Napoli
                           Title: Vice President

                           AGENT:

                           THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent

                           By: ___________________________
                           Name: _________________________
                           Title: ________________________

                           ACCEPTING LENDER:
Commitment:
                           CREDIT LYONNAIS NEW YORK BRANCH

$37,500,000.00             By: ___________________________
                           Name: _________________________
                           Title: ________________________

                                  SCHEDULE 1
                          to Commitment and Acceptance